                                                                   Exhibit 10.13


                                THIRD AMENDMENT

     THIRD AMENDMENT (this "Amendment"), dated as of May 18, 2001 among PHILIP SERVICES CORPORATION, a Delaware corporation (the "Borrower"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (the "Administrative Agent"), and the lenders from time to time parties to the Secured PIK/Term Credit Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Secured PIK/Term Credit Agreement referred to below.



                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of March 31, 2000 among the Borrower, the Administrative Agent and the Lenders (as amended, modified or supplemented through, but not including, the date hereof, the "Secured PIK/Term Credit Agreement");

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

     WHEREAS, subject to the terms and conditions of this Amendment, the Lenders are willing to grant such amendments.

     NOW, THEREFORE, it is agreed:

     1. Section 6.09 of the Credit Agreement is hereby amended by (A) deleting the term "$5,000,000" appearing in clause (i) of the proviso thereto and inserting the term "$10,000,000" in lieu thereof, and (B) deleting the term "$20,000,000" appearing in clause (ii) of the proviso thereto and inserting the term "$30,000,000" in lieu thereof.

     2. Section 6.10 of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period appearing at the end of said section:

          "provided, however, that, notwithstanding any other provision of this Agreement or any other Loan Document, the Borrower may at any time redeem the rights granted pursuant to the Rights Agreement in accordance with
     Section 23 thereof"

     3. Section 6.17(a) of the Credit Agreement is hereby amended by deleting the chart contained therein in its entirety and inserting the following chart in lieu thereof:

     Fiscal Quarter Ending                                        Minimum EBITDA
     ---------------------                                        --------------
     for the 12 months ended March 31, 2001                        $33,800,000
     for the 12 months ended June 30, 2001                         $40,100,000
     for the 12 months ended September 30, 2001                    $49,600,000

     Fiscal Quarter Ending                                        Minimum EBITDA
     ---------------------                                        --------------
     for the 12 months ended December 31, 2001                     $63,200,000
     for the 12 months ended March 31, 2002                        $77,600,000
     for the 12 months ended June 30, 2002                         $85,200,000
     for the 12 months ended September 30, 2002                    $86,000,000
     for the 12 months ended December 31, 2002, and for the        $86,400,000
     12 months ended as of the end of each Fiscal Quarter
     thereafter


     4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Secured PIK/Term Credit Agreement or any other Credit Document. All capitalized terms not defined herein shall have the meaning given to them in the Secured PIK/Term Credit Agreement.

     5.  Upon the effectiveness of this amendment, the Borrower hereby agrees to
(x) pay to each Lender who shall have delivered an executed counterpart of this Amendment to the Administrative Agent pursuant to paragraph 8 hereof before 5:00 p.m. EDT on May 17, 2001 an amendment fee of 0.25% on the outstanding Loans of such Lender, and (y) pay to each Lender who shall have complied with (x) above and who also shall have delivered an executed counterpart of the prior draft of this Amendment to the Administrative Agent pursuant to paragraph 8 hereof before 5:00 p.m. EDT on May 10, 2001, an additional amendment fee of 0.15% on the outstanding Loans of such Lender.

     6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     8. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office and (ii) the Administrative Agent shall have received an executed copy of the Exit Lenders' consent to the modification of Sections 7.11 and 7.19 of the Exit Facility (the form and substance of which shall be satisfactory to the Administrative Agent).

                                      * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        PHILIP SERVICES CORPORATION


                                        By: /s/
                                            ------------------------------------
                                            Title:


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        As Administrative Agent and Individually


                                        By:
                                            ------------------------------------
                                            Title:

                                        ABN AMRO Bank CANADA


                                        By: /s/
                                            ------------------------------------
                                            Title:



                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        AMERICAN REAL ESTATE HOLDINGS L.P.
                                           BY AMERICAN PROPERTY INVESTORS INC.


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        ACCORD FINANCIAL CORP.


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        THE BANK OF EAST ASIA (CANADA)


                                        By: /s/
                                            ------------------------------------
                                            Title:


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        BEAR, STEARNS & CO. INC.


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        THE CHASE MANHATTAN BANK


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        THE CHASE MANHATTAN BANK


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        THE CHASE MANHATTAN BANK OF CANADA


                                        By: /s/
                                            ------------------------------------
                                            Title:


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        CITIBANK, N.A.


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        CLARICA LIFE INSURANCE COMPANY
                                        (f/k/a Mutual Life Assurance Company
                                        of Canada)


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        COMERICA BANK


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        CREDIT SUISSE FIRST BOSTON


                                        By: /s/
                                            ------------------------------------
                                            Title:


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        MIZUHO BANK (CANADA)


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        DAI-ICHI KANGYO BANK, LTD.,
                                        New York Branch


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        BT HOLDINGS (NEW YORK), INC.


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        EATON VANCE MANAGEMENT


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        FERNWOOD ASSOCIATES L.P.


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        FOOTHILL CAPITAL CORPORATION


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        FOOTHILL PARTNERS IV, LP
                                            by FP IV GP, LLC


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        HIGH RIVER LIMITED PARTNERSHIP
                                        By Burberry Corp., General Partner


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        KEY BANK, N.A.


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        MADELEINE CORP.


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        MADELEINE LLC


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        MUTUAL SHARES FUND, A SERIES OF
                                           FRANKLIN MUTUAL SERIES FUND, INC.


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        BNP PARIBAS


                                        By: /s/
                                            ------------------------------------
                                            Title:


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        ROYAL BANK OF SCOTLAND PLC


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        SOCIETE GENERALE (CANADA)


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        TORONTO DOMINION (NEW YORK), INC.


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        WACHOVIA BANK, N.A.


                                        By: /s/
                                            ------------------------------------
                                            Title: